Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 22,994,135.00
Previously Paid Amount	3,175.49
Total Fee Amount	3,175.49
Total Offset Amount	0.00
Net Fee	$ 0.00